AMENDMENT NO. 4 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment") is dated as of September 28, 2006, among:

     LECROY CORPORATION, a Delaware corporation (hereinafter referred to as the "Borrower");

     THE LENDERS PARTY HERETO; and

     THE BANK OF NEW YORK, as administrative agent for the Lenders referred to below (in such capacity, the "Administrative Agent").

                                    RECITALS

     A. The Borrower, the Lenders party thereto (the "Lenders"), and The Bank of New York, as Issuing Lender, Swingline Lender and Administrative Agent have entered into a Credit Agreement, dated as of October 29, 2004 (as amended pursuant to (i) a certain Amendment No. 1 and Consent, dated as of July 1, 2005,
(ii) a certain Amendment No. 2 to Credit Agreement, dated as of May 9, 2006, and
(iii) a certain Amendment No. 3 to Credit Agreement, dated as of September 26, 2006, and, as in effect on the date hereof, the "Credit Agreement").

     B. The Borrower has requested that the Lenders agree to amend the Credit Agreement, among other things, to (a) amend Section 7.01 of the Credit Agreement to permit the Borrower to incur indebtedness evidenced by the Senior Notes (as hereinafter defined) and to require the prepayment of the Term Loans from the proceeds thereof, (b) amend Section 7.04(e) of the Credit Agreement to permit certain Acquisitions, and (c) amend certain other Sections of the Credit Agreement.

     NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed thereto therein.

     2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, as follows:

         2.1 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following Defined Terms in appropriate alphabetical order:

         "Amendment No. 4" means Amendment No. 4 to Credit Agreement, dated as of September 28, 2006.

         "Refinance": means, in respect of any Indebtedness, to refinance, extend, renew, defease, redeem, amend, modify, supplement, restructure, replace, refund, prepay or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness in whole or in part. "Refinanced" and "Refinancing" shall have correlative meanings.

         "Senior Note Agreement": means the note purchase agreement or indenture to be executed between the Borrower and an indenture trustee, as amended, supplemented or otherwise modified from time to time to the extent permitted by this Agreement, including any agreement executed in connection with a Refinancing of the Senior Notes issued thereunder to the extent permitted by this Agreement.

         "Senior Note Holders": means the holders of the Senior Notes.

         "Senior Notes": means the unsecured convertible senior notes to be issued by the Borrower in an aggregate principal amount not to exceed $72,000,000 pursuant to the Senior Note Agreement, which notes are convertible into cash and, in certain circumstances, shares of Common Stock of the Borrower, and any Refinancing of such notes with senior notes or subordinated notes that are issued by the Borrower, and any subsequent Refinancings thereof that comply with the terms hereof, provided that (a) such Refinancing is on such customary terms and conditions as are then available in the market for issuers of similar credit profile, (b) the amount of such Refinancing is in a principal amount not to exceed (i) the outstanding principal amount of indebtedness so Refinanced plus (ii) unpaid accrued interest on such indebtedness being Refinanced plus (iii) premiums, penalties, fees and expenses actually incurred by the Borrower in connection with the Refinancing thereof, (c) such Refinanced notes shall have a final stated maturity that is no earlier than the date that is (12) twelve months after the Revolving Commitment Termination Date of this Agreement, and (d) the terms, covenants and conditions of such Refinancing are no more restrictive than the terms, covenants and conditions of the Senior Notes and the Senior Note Agreement.

         "Senior Note Documents": means the collective reference to the Senior Notes and the Senior Note Agreement.

         2.2 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by deleting the Defined Term Material Indebtedness and substituting therefor the following:

         "Material Indebtedness" means Indebtedness (other than Indebtedness under the Loan Documents) or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $1,000,000, including without limitation, Indebtedness under the Senior Notes and the Saleh Note. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary, as applicable, would be required to pay if such Hedging Agreement were terminated at such time.

         2.3 Section 2.01 (Revolving Commitment) of the Credit Agreement is hereby amended by deleting the text of clause 2.01(a)(ii) and substituting therefor the following:

     "(ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans plus LC Obligations shall not exceed the Revolving Committed Amount."

         2.4 Section 6.08 (Use of the Proceeds) of the Credit Agreement is hereby amended by deleting the text of such Section and substituting therefor the following:

             "Section 6.08 (Use of the Proceeds) . The proceeds of the Loans will be used only (a) to finance the acquisition of the Acquired Company pursuant to the Merger Agreement, (b) to pay transaction fees and expenses related to the Merger, (c) provided that the conditions precedent set forth in Section 2 of Amendment No. 3 have been satisfied, (i) to finance the Catalyst Merger pursuant to the Catalyst Merger Agreement, and (ii) to pay transaction fees and expenses related to the Catalyst Merger and (d) for general corporate purposes not inconsistent with the terms hereof. No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to (i) purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U and X or (ii) repay or retire or redeem or purchase all or any portion of the Senior Notes, including a repayment or retirement or redemption or purchase pursuant to a "conversion" or the occurrence of a "designated event" (as such terms are described in the Senior Note Documents)."

         2.5 Section 7.01 (Indebtedness) of the Credit Agreement is hereby amended by deleting the "." at the end of clause 7.01(a)(x) and substituting therefor "; and" inserting the following clause (xi):

             "(xi) unsecured Indebtedness evidenced by the Senior Notes, provided that the proceeds thereof are used to prepay the Term Loans and any accrued interest thereon and any amount due under Section 3.06 as a result of such prepayment."

         2.6 Section 7.01 (Indebtedness) of the Credit Agreement is hereby amended by deleting the text of Section 7.01(b) and substituting therefor the following:

             "(b) The Borrower will not, and it will not permit any Subsidiary to, (i) issue any preferred equity securities unless the issuance of such preferred equity securities is on terms and conditions reasonably satisfactory to the Administrative Agent, or (ii) be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of Capital Stock of the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of Capital Stock other than Capital Stock of the Borrower pursuant to any employee benefit plan, except (i) as permitted under Section 7.08, (ii) as required under the terms of the Senior Note Documents, and (iii) repurchases of the Capital Stock of the Borrower in an aggregate amount not to exceed 20% of the gross proceeds realized from the issuance of the Senior Notes and made within three (3) Business Days after the issuance of, and from the proceeds of, the Senior Notes."

         2.7 Section 7.04 (Investments, Loans, Advances, Guarantees and Acquisitions) of the Credit Agreement is hereby amended by deleting in its entirety the text of Section 7.04(e) and substituting therefor the following:

             "(e) (i) Acquisitions consummated prior to the effective date of Amendment No. 3;

                 (ii) the Catalyst Merger provided that (1) all conditions set forth in Section 3 of Amendment No. 3 shall have been satisfied and (2) the aggregate consideration paid by the Borrower for the Catalyst Merger does not exceed the amounts set forth in the form of Catalyst Merger Agreement submitted to the Lenders on the date of Amendment No. 3; and

                 (iii) Acquisitions (whether by purchase of stock or assets, merger or consolidation) by the Borrower and/or the Subsidiaries after the effective date of Amendment No. 4 and not otherwise permitted by this Section, provided that:

                      (1) such Acquisition shall be within the same industry and line of business as that conducted by, or contemplated to be conducted by, the Borrower and/or the Subsidiaries on the Effective Date;

                      (2) the aggregate consideration paid by the Borrower and/or the Subsidiaries in connection with all such Acquisitions with borrowed money and/or internally generated funds shall not exceed $10,000,000;

                      (3) the aggregate consideration paid by the Borrower and/or the Subsidiaries in connection with all such Acquisitions, shall not exceed $26,500,000;

                      (4) the Borrower shall furnish the Administrative Agent with written notice of such Acquisition not less than thirty (30) days prior to the closing of such Acquisition;

                      (5) in the event any Acquisition is of Capital Stock, the Borrower shall, pursuant to the Security Agreement, grant to the Administrative Agent a first priority security interest in all of the Capital Stock of such new Subsidiary if such new Subsidiary is a Domestic Subsidiary, and 65% of the Capital Stock of such new Subsidiary if such new Subsidiary is a Material Foreign Subsidiary, and each new Subsidiary shall, at the time it becomes a new Subsidiary, execute such certifications, opinions, resolutions and documents as the Administrative Agent may reasonably require (consistent with the requirements of this Agreement) to cause such new Subsidiary (if a Domestic Subsidiary) to become a party to the Guarantee Agreement and to cause such new Subsidiary to become a party to the Security Agreement in order for such new Subsidiary to grant to the Administrative Agent a first priority security interest in the assets of such new Subsidiary, subject to the Permitted Encumbrances; and

                      (6) the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower demonstrating that, on a pro forma basis, after giving effect to such Acquisition, (A) the Borrower would be in compliance with Sections 7.12, 7.13, 7.14 and 7.15 (such covenants to be determined as if such Acquisition had been consummated on the first day of the period for which such covenants are being calculated) and (B) no Default or Event of Default would exist.

         2.8 Section 7.05 (Asset Sales) of the Credit Agreement is hereby amended by deleting the text of Section 7.05(d) and substituting therefor the following:

     "(d) Intentionally Omitted;"

         2.9 Section 7.08 (Restricted Payments) of the Credit Agreement is hereby amended by deleting the "." at the end of such Section and substituting therefor ";" and inserting the following new Section 7.08(d) as follows:

     "(d) as required under the terms of the Senior Note Documents; and".

         2.10 Section 7.08 (Restricted Payments) of the Credit Agreement is hereby amended by adding a new Section 7.08(e) as follows:

     "(e) and other repurchases to the extent permitted under Section 7.01(b)(iii)."

         2.11 Article 7 of the Credit Agreement is hereby amended by adding the following Section 7.17:

         "Section 7.17 Optional Payments and Modifications of Certain Debt Instruments (a) The Borrower will not make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Senior Notes other than pursuant to a Refinancing permitted under the definition of Senior Notes, or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Senior Notes Documents (other than any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee)."

     3. CONDITIONS PRECEDENT TO EFFECTIVENESS.

         Upon the fulfillment of the following conditions precedent, this Amendment and the amendments contained in Section 2 hereof shall become effective:

         3.1 Amendment. The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Administrative Agent and the Lenders.

         3.2 Senior Note Documents. The Administrative Agent shall have (a) received, reviewed and approved the Senior Note Documents and (b) confirmed that the Senior Notes shall become effective pursuant thereto concurrently with the effectiveness of this Amendment.

         3.3 Term Loans. The Administrative Agent shall have confirmed that the Term Loans and all accrued interest thereon and any amounts due under Section
3.06 of the Credit Agreement have been paid in full from the proceeds of the issuance of the Senior Notes.

         3.4 Secretary's Certificate. The Administrative Agent shall have received a certificate, dated the date hereof, duly executed by the Secretary, Assistant Secretary, or other analogous counterpart of the Borrower:

             (a) attaching a true and complete copy of the resolutions of its Managing Person and of all other documents evidencing all necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken to authorize this Amendment and the other transactions contemplated hereby;

             (b) certifying that no amendment or modification of its Organizational Documents has occurred since the date of delivery thereof to the Administrative Agent in connection with the Credit Agreement; and

             (c) setting forth the incumbency of its officer or officers who may sign this Amendment and the other documents to be executed by it in connection herewith, including therein a signature specimen of such officer or officers.

         3.5 Guaranty Confirmation. The Administrative Agent shall have received a counterpart of the Guaranty Confirmation, substantially in the form attached hereto as Exhibit C, duly executed by each of the Guarantors.

         3.6 Security Agreement Confirmation. The Administrative Agent shall have received a counterpart of the Security Agreement Confirmation, substantially in the form attached hereto as Exhibit D, dated the date hereof, duly executed by the Borrower and each Guarantor.

         3.7 Financial Covenant Compliance Certificate. The Administrative Agent shall have received a certificate, dated the date of the issuance of the Senior Notes and signed by a Financial Officer of the Borrower, setting forth reasonably detailed calculations demonstrating that, on a pro forma basis, after giving effect to the issuance of the Senior Notes, the Borrower is and will be in compliance with Sections 7.12 (such covenant to be determined as if the Senior Notes had been issued on the first day of the period for which such covenant is being calculated).

         3.8 Financial Officer's Certificate. The Administrative Agent shall have received a certificate signed by a Financial Officer of the Borrower, in such Financial Officer's capacity as an officer of the Borrower, in all respects reasonably satisfactory to the Administrative Agent, dated the date hereof, certifying that immediately before and after giving effect to the issuance of the Senior Notes on a pro forma basis the representations and warranties contained in the Loan Documents that are qualified as to materiality are and will be true and correct in all respects, that the representations and warranties contained in the Loan Documents that are not so qualified are and will be true and correct in all material respects, and that no Default exists or will exist.

         3.9 Fees. The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent and the Lenders under the Loan Documents upon the execution of this Amendment, including, to the extent invoiced, reimbursement or payment of the fees and disbursements of Special Counsel and all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, all of which fees shall be earned and non-refundable whether or not the other conditions in this Section have been or are satisfied and notwithstanding the termination of this Amendment after the execution thereof.

         3.10 Other Documents. The Administrative Agent shall have received all other documents that the Administrative Agent may reasonably request with respect to any matter relevant to this Amendment.

         In the event the conditions in this Section have not been satisfied on or before October 31, 2006 this Amendment shall terminate and shall be of no effect.

     4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent that:

         4.1 No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing.

         4.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Amendment, each and every one of the representations and warranties set forth in the Loan Documents is true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Credit Agreement (as amended hereby) or changes which do not, either singly or in the aggregate, have a Material Adverse Effect.

         4.3 Authority; Enforceability. (i) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and (iii) this Amendment and the execution, delivery and performance by the Borrower hereof does not: (A) contravene the terms of the Borrower's organizational documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens under the Loan Documents) under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which it or its respective property is subject; or
(C) violate any requirement of law.

5. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

         5.1 Effect. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

         5.2 No Waiver; References. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in:

             (i) the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

             (ii) the other Loan Documents to the term "the Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby; and

             (iii) the Loan Documents to the term "the Loan Documents" shall be deemed to include this Amendment.

6.       MISCELLANEOUS.

         6.1 Expenses. The Borrower agrees to pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

         6.2 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         6.3 Law; Waiver of Trial by Jury. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS AMENDMENT.

         6.4 Successors. This Amendment shall be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent.

         6.5 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, including counterparts executed and delivered by facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.




                           [Signature Page to Follow]

                   Amendment No. 4 to LeCroy Credit Agreement
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers on the date first written above.


                                LECROY CORPORATION



                                By:
                                      ------------------------------------
                                      Name:   Sean B. O'Connor
                                      Title:  Vice President and
                                              Chief Financial Officer

                                THE BANK OF NEW YORK,
                                as Administrative Agent, as Issuing Lender and as a Lender



                                By:
                                      ------------------------------------
                                Name:   Patrick M. Trask
                                Title: Vice President

                                WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender


                                By:
                                   ---------------------------------------
                                Name:
                                     -------------------------------------
                                Title:
                                      ------------------------------------

                                LASALLE BANK NATIONAL ASSOCIATION, as a Lender


                                By:
                                   ---------------------------------------
                                Name:
                                     -------------------------------------
                                Title:
                                      ------------------------------------

                                MANUFACTURERS AND TRADERS TRUST
                                COMPANY, as a Lender


                                By:
                                   ---------------------------------------
                                Name:
                                     -------------------------------------
                                Title:
                                      ------------------------------------

                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as a Lender


                                By:
                                   ---------------------------------------
                                Name:
                                     -------------------------------------
                                Title:
                                      ------------------------------------